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                                                                    EXHIBIT 10.5

                               SECOND AMENDMENT TO
                    SECOND AMENDED AND RESTATED AGREEMENT OF
                LIMITED PARTNERSHIP OF HERITAGE COMMUNITIES L.P.

     This SECOND AMENDMENT TO THE SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF HERITAGE COMMUNITIES L.P., dated as of September 30, 2003 (this "Amendment"), is being executed by ASR Investments Corporation, a Maryland corporation (the "General Partner"), as the general partner of Heritage Communities L.P., a Delaware limited partnership (the "Partnership"), pursuant to the authority conferred upon the General Partner by the Second Amended and Restated Agreement of Limited Partnership of Heritage Communities L.P., dated as of September 18, 1997, as amended and/or supplemented from time to time (the "Agreement"). Capitalized terms used, but not otherwise defined herein, shall have the respective meanings ascribed thereto in the Agreement.

     WHEREAS, pursuant to Section 14.2(c) of the Agreement, the General Partner is authorized to amend the Agreement, without the consent of the Limited Partners, to reflect a change that is of inconsequential nature and does not adversely affect the Limited Partners in any material respect, or to cure any ambiguity, correct or supplement any provision in the Agreement not inconsistent with law or with the provisions of the Agreement; and

     WHEREAS, the General Partner has determined that the amendment provided for herein is of an inconsequential nature and does not adversely affect the Limited Partners in any material respect.

     NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     (1) Section 2.4 of the Agreement is hereby amended to read in its entirety as follows:

          "2.4 Term. The term of the Partnership shall commence on the date hereof and shall continue until the Partnership is dissolved pursuant to the provisions of Article XIII or as otherwise provided by law."

     (2) Except as specifically amended hereby, the terms, covenants, provisions and conditions of the Agreement shall remain unmodified and continue in full force and effect and, except as amended hereby, all of the terms, covenants, provisions and conditions of the Agreement are hereby ratified and confirmed in all respects.

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                            [Signature Page Follows]


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     IN WITNESS WHEREOF, this Amendment has been executed as of the date first written above.


                                        ASR INVESTMENTS CORPORATION,
                                        General Partner


                                        By:  /s/ Mary Ellen Norwood
                                           -------------------------------------
                                        Name:   Mary Ellen Norwood
                                        Title:  Vice President & Secretary